AMENDMENT NO. 1 TO LEASE AGREEMENT – 20319 TAMARAK LANE

THIS AMENDMENT NO. 1 TO LEASE AGREEMENT (this "**Modification**"), is made and entered into effective as of August 25, 2020 (**the "Effective Date**"), by and between **Green Street LLC ("Tenant")**, whose address for notice purposes is 20319 Tamarack Lane, Ordway, CO 81063 and **PW CO CanRE Sherman 6, LLC, a Colorado LLC ("Landlord")**, whose address for notice purposes is 301 Winding Road, Old Bethpage, New York 11804.

W I T N E S S E T H :

A. **WHEREAS**, Landlord and Tenant executed and entered into that certain Lease dated the February 1, 2020 ("**Lease**"), with respect to certain space located at Lot 6, Sherman Subdivision, Ordway, Colorado 81063, containing a stipulated 5.0 acres and the construction of approximately 15,120 rentable square feet of greenhouse and 2,500 square foot head-house as well as an approximately 5,000 square foot outdoor growing and processing support building (collectively, the "Buildings"), all as more particularly described in Lease; and

B. **WHEREAS**, Guarantors are the guarantors under that certain Guaranty, dated February 1, 2020 and attached to Lease, having been executed and delivered contemporaneously with the full execution of Lease(the "**Guarantees**"), pursuant to which Guarantors unconditionally guaranteed to and in favor of the landlord under the Lease from time to time and any successors thereto, including the Landlord, the prompt and complete payment and performance of each and every term, provision, covenant and condition under the Lease to be paid and performed by the tenant thereunder from time to time, as more particularly set forth in the Guarantees; and

C. **WHEREAS**, the parties hereto desire to modify Lease, together with all rights and obligations contained therein, subject to and in accordance with the following terms and conditions.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. **RECITALS**: The foregoing recitals are true and correct and are incorporated herein by this reference.

2. **BASE RENT**: The parties acknowledge and agree that the Base Rent set forth in Lease shall be amended and restated to add the rents shown on Exhibit 1, which represent the rent of the Expansion Space attached hereto and made a part hereof.

3. **ADDITIONAL SECURITY DEPOSIT**: Tenant agrees to fund $10,404 as an additional Security Deposit as defined in the Lease by November 1, 2020.

4. **EXPANSION**.

a. Grant of Expansion Right and Tenant Obligation. Landlord hereby grants Tenant the right and obligation to expand the Premises by approximately 2,500 square feet as more fully shown on the plans attached hereto as Exhibit 2 (the "Expansion"). Tenant shall be fully responsible for the lawful design, permitting, lien-free construction and completion of the Expansion. The Expansion and the design, construction and operations thereof shall comply with all Applicable Law (as defined in Lease).

b. Landlord Assistance with Funding. As costs are actually incurred by Tenant in connection with the Expansion or as costs are contracted for pursuant to an executed contract, Tenant may present Landlord with such signed contract or with the paid invoices for such costs as shown on the budget attached hereto as Exhibit 3 (the "Budget"). Landlord will pay or reimburse Tenant for such reasonably documented expenditures within 30 days of presentment of a signed contract for such costs, all an amount equal to and not in excess of the Budget. Upon completion of the Expansion, Tenant shall provide Landlord with the following within sixty (60) days of such completion: (i) reasonable evidence of a validly issued unconditional certificate of occupancy for the Expansion as provided by the applicable local authorities, (ii) a title insurance bring down search showing the lien free completion of the Expansion dated within sixty (60) days of completion, and (iii) the commencement of operations by Tenant in the Expansion. Tenant acknowledges and agrees to design, purchase and construct the Expansion on or before October 31, 2020 and that all such costs for the Expansion in excess of the Budget shall be Tenant's sole responsibility. All contractors and sub-contractors shall submit standard insurance certificates showing coverage for builder's risk, property damage and liability coverage in standard market rate amounts, such liability coverage to be at least $1,000,000 per occurrence with $5,000,000 in the excess with companies licensed to do business with an A.M. Best ratings of A or better in the State of Colorado.

c. Guarantees. The parties acknowledge and agree that timely and lawful completion of the Expansion is automatically covered by the Guarantees which, by their terms, include Tenant's compliance with the terms of Lease, but irrespective of such acknowledgement, Guarantors hereby confirm the same by execution of this Modification.

5. **EXTENSION OPTIONS**.

a. Grant; Term. Landlord hereby grants Tenant, subject to Tenant not being in default or having had an Event of Default declared under Lease or under any of the Guarantees execute in connection therewith, the right to renew Lease for the term of five (5) additional years (the "First Extension"). So long as Tenant has lawfully exercised its First Extension Right and has not defaulted or had an Event of Default under Lease or the Guarantees, Tenant shall also have the right to extend Lease for one additional term of five (5) years from the expiration of the First Extension term. Tenant's exercise of the First Extension and the Second Extension shall be made by written notice to Landlord on or before eighteen (18) months from the expiration date of the then applicable term.

b. Rent for Extension. The rent for the Lease Term and each such Extension shall be as set forth on Exhibit 2.

6. **MISCELLANEOUS:** (i) the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns; (ii) this Modification, together with the Lease, constitutes the entire understanding between the parties in respect to the subject matter hereof, and the Lease has not been modified or amended, except by this Modification; (iii) Tenant hereby covenants, represents, warrants and independently stipulates to Landlord that (a) the Lease is not in default by Landlord, and remains in full force and effect, (b) Tenant owns and holds the Tenant's interest in the Lease, and the same, as well as all leasehold improvements, furniture, fixtures and equipment, and personalty contained in the Premises, are free and clear of all liens, claims and encumbrances of whatsoever kind and nature, and Tenant has paid all personal property and other taxes relating to the same and to the Premises and the Lease, and (c) there has been no change in the ownership of the Tenant which under the terms of the Lease would have required Landlord's consent thereto; (iv) this Modification constitutes the legal, valid and binding obligation of Tenant and Landlord, and the same is enforceable in accordance with its terms; and (v) all terms defined in the Lease and used

in this Modification shall have the meanings ascribed to them in the Lease unless the context clearly otherwise requires.

8. **RATIFICATION:** Except as hereby modified, all of the provisions of the Lease are hereby ratified and confirmed and shall be and remain in full force and effect, and the same are enforceable in accordance with their terms.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, as of the date first above written.

LANDLORD:

PW CO CanRE SHERMAN 6 LLC a Colorado LLC

By: ____________________
David H. Lesser
Authorized Signatory

TENANT:

Green Street LLC, a Colorado LLC

By: ____________________
Michael Pi
Authorized Signatory

Witnesses for Landlord:

____
First Witness for Landlord

Witnesses for Tenant:

____
First Witness for Tenant

Guarantors:

____
Michael Pi

____
Isabella Pi

Exhibit 2 - Rent Schedule

Month	Date	Monthly Rent		Monthly Rent if Reset
1	1-Sep-20	-		NA
2	1-Oct-20	-		NA
3	1-Nov-20	-		NA
4	1-Dec-20	-		NA
5	1-Jan-21	-		NA
6	1-Feb-21	-		NA
7	1-Mar-21	-		NA
8	1-Apr-21	-		NA
9	1-May-21	-		NA
10	1-Jun-21	4,480.58		NA
11	1-Jul-21	4,480.58		NA
12	1-Aug-21	4,480.58		NA
13	1-Sep-21	4,480.58		NA
14	1-Oct-21	4,480.58		NA
15	1-Nov-21	4,480.58		NA
16	1-Dec-21	4,480.58		NA
17	1-Jan-22	4,480.58		NA
18	1-Feb-22	4,480.58		NA
19	1-Mar-22	4,480.58		NA
20	1-Apr-22	4,480.58		NA
21	1-May-22	4,480.58		NA
22	1-Jun-22	4,480.58		NA
23	1-Jul-22	4,480.58		NA
24	1-Aug-22	4,480.58		NA
25	1-Sep-22	4,480.58		NA
26	1-Oct-22	4,480.58		NA
27	1-Nov-22	4,480.58		NA
28	1-Dec-22	4,480.58		NA
29	1-Jan-23	4,480.58		NA
30	1-Feb-23	4,480.58		NA
31	1-Mar-23	4,480.58		NA
32	1-Apr-23	4,480.58		NA
33	1-May-23	4,480.58		NA
34	1-Jun-23	4,480.58		NA
35	1-Jul-23	4,480.58		NA

36	1-Aug-23	4,480.58		NA
37	1-Sep-23	4,480.58		NA
38	1-Oct-23	4,480.58		NA
39	1-Nov-23	4,480.58		NA
40	1-Dec-23	4,480.58		NA
41	1-Jan-24	4,480.58		NA
42	1-Feb-24	4,480.58		NA
43	1-Mar-24	4,480.58		NA
44	1-Apr-24	4,480.58		NA
45	1-May-24	4,480.58		NA
46	1-Jun-24	1,733.98		NA
47	1-Jul-24	1,733.98		NA
48	1-Aug-24	1,733.98		NA
49	1-Sep-24	1,733.98		NA
50	1-Oct-24	1,733.98		NA
51	1-Nov-24	1,733.98		NA
52	1-Dec-24	1,733.98		NA
53	1-Jan-25	1,733.98		NA
54	1-Feb-25	1,733.98		NA
55	1-Mar-25	1,733.98		NA
56	1-Apr-25	1,733.98		NA
57	1-May-25	1,733.98		NA
58	1-Jun-25	1,786.00		NA
59	1-Jul-25	1,786.00		NA
60	1-Aug-25	1,786.00		NA
61	1-Sep-25	1,786.00		NA
62	1-Oct-25	1,786.00		NA
63	1-Nov-25	1,786.00		NA
64	1-Dec-25	1,786.00		NA
65	1-Jan-26	1,786.00		NA
66	1-Feb-26	1,786.00		NA
67	1-Mar-26	1,786.00		NA
68	1-Apr-26	1,786.00		NA
69	1-May-26	1,786.00		NA
70	1-Jun-26	1,839.58		NA
71	1-Jul-26	1,839.58		NA
72	1-Aug-26	1,839.58		NA
73	1-Sep-26	1,839.58		1,209.76
74	1-Oct-26	1,839.58		1,209.76

75	1-Nov-26	1,839.58		1,209.76
76	1-Dec-26	1,839.58		1,209.76
77	1-Jan-27	1,839.58		1,209.76
78	1-Feb-27	1,839.58		1,209.76
79	1-Mar-27	1,839.58		1,209.76
80	1-Apr-27	1,839.58		1,209.76
81	1-May-27	1,839.58		1,209.76
82	1-Jun-27	1,894.77		1,209.76
83	1-Jul-27	1,894.77		1,209.76
84	1-Aug-27	1,894.77		1,209.76
85	1-Sep-27	1,894.77		1,246.05
86	1-Oct-27	1,894.77		1,246.05
87	1-Nov-27	1,894.77		1,246.05
88	1-Dec-27	1,894.77		1,246.05
89	1-Jan-28	1,894.77		1,246.05
90	1-Feb-28	1,894.77		1,246.05
91	1-Mar-28	1,894.77		1,246.05
92	1-Apr-28	1,894.77		1,246.05
93	1-May-28	1,894.77		1,246.05
94	1-Jun-28	1,951.61		1,246.05
95	1-Jul-28	1,951.61		1,246.05
96	1-Aug-28	1,951.61		1,246.05
97	1-Sep-28	1,951.61		1,283.43
98	1-Oct-28	1,951.61		1,283.43
99	1-Nov-28	1,951.61		1,283.43
100	1-Dec-28	1,951.61		1,283.43
101	1-Jan-29	1,951.61		1,283.43
102	1-Feb-29	1,951.61		1,283.43
103	1-Mar-29	1,951.61		1,283.43
104	1-Apr-29	1,951.61		1,283.43
105	1-May-29	1,951.61		1,283.43
106	1-Jun-29	2,010.16		1,283.43
107	1-Jul-29	2,010.16		1,283.43
108	1-Aug-29	2,010.16		1,283.43
109	1-Sep-29	2,010.16		1,321.93
110	1-Oct-29	2,010.16		1,321.93
111	1-Nov-29	2,010.16		1,321.93
112	1-Dec-29	2,010.16		1,321.93
113	1-Jan-30	2,010.16		1,321.93

114	1-Feb-30	2,010.16		1,321.93
115	1-Mar-30	2,010.16		1,321.93
116	1-Apr-30	2,010.16		1,321.93
117	1-May-30	2,010.16		1,321.93
118	1-Jun-30	2,070.47		1,321.93
119	1-Jul-30	2,070.47		1,321.93
120	1-Aug-30	2,070.47		1,321.93
121	1-Sep-30	2,070.47		1,361.59
122	1-Oct-30	2,070.47		1,361.59
123	1-Nov-30	2,070.47		1,361.59
124	1-Dec-30	2,070.47		1,361.59
125	1-Jan-31	2,070.47		1,361.59
126	1-Feb-31	2,070.47		1,361.59
127	1-Mar-31	2,070.47		1,361.59
128	1-Apr-31	2,070.47		1,361.59
129	1-May-31	2,070.47		1,361.59
130	1-Jun-31	2,132.58		1,361.59
131	1-Jul-31	2,132.58		1,361.59
132	1-Aug-31	2,132.58		1,361.59
133	1-Sep-31	2,132.58		1,402.44
134	1-Oct-31	2,132.58		1,402.44
135	1-Nov-31	2,132.58		1,402.44
136	1-Dec-31	2,132.58		1,402.44
137	1-Jan-32	2,132.58		1,402.44
138	1-Feb-32	2,132.58		1,402.44
139	1-Mar-32	2,132.58		1,402.44
140	1-Apr-32	2,132.58		1,402.44
141	1-May-32	2,132.58		1,402.44
142	1-Jun-32	2,196.56		1,402.44
143	1-Jul-32	2,196.56		1,402.44
144	1-Aug-32	2,196.56		1,402.44
145	1-Sep-32	2,196.56		1,444.51
146	1-Oct-32	2,196.56		1,444.51
147	1-Nov-32	2,196.56		1,444.51
148	1-Dec-32	2,196.56		1,444.51
149	1-Jan-33	2,196.56		1,444.51
150	1-Feb-33	2,196.56		1,444.51
151	1-Mar-33	2,196.56		1,444.51
152	1-Apr-33	2,196.56		1,444.51

153	1-May-33	2,196.56		1,444.51
154	1-Jun-33	2,262.46		1,444.51
155	1-Jul-33	2,262.46		1,444.51
156	1-Aug-33	2,262.46		1,444.51
157	1-Sep-33	2,262.46		1,487.85
158	1-Oct-33	2,262.46		1,487.85
159	1-Nov-33	2,262.46		1,487.85
160	1-Dec-33	2,262.46		1,487.85
161	1-Jan-34	2,262.46		1,487.85
162	1-Feb-34	2,262.46		1,487.85
163	1-Mar-34	2,262.46		1,487.85
164	1-Apr-34	2,262.46		1,487.85
165	1-May-34	2,262.46		1,487.85
166	1-Jun-34	2,330.33		1,487.85
167	1-Jul-34	2,330.33		1,487.85
168	1-Aug-34	2,330.33		1,487.85
169	1-Sep-34	2,330.33		1,532.48
170	1-Oct-34	2,330.33		1,532.48
171	1-Nov-34	2,330.33		1,532.48
172	1-Dec-34	2,330.33		1,532.48
173	1-Jan-35	2,330.33		1,532.48
174	1-Feb-35	2,330.33		1,532.48
175	1-Mar-35	2,330.33		1,532.48
176	1-Apr-35	2,330.33		1,532.48
177	1-May-35	2,330.33		1,532.48
178	1-Jun-35	2,400.24		1,532.48
179	1-Jul-35	2,400.24		1,532.48
180	1-Aug-35	2,400.24		1,532.48
181	1-Sep-35	2,400.24		1,578.46
182	1-Oct-35	2,400.24		1,578.46
183	1-Nov-35	2,400.24		1,578.46
184	1-Dec-35	2,400.24		1,578.46
185	1-Jan-36	2,400.24		1,578.46
186	1-Feb-36	2,400.24		1,578.46
187	1-Mar-36	2,400.24		1,578.46
188	1-Apr-36	2,400.24		1,578.46
189	1-May-36	2,400.24		1,578.46
190	1-Jun-36	2,472.25		1,578.46
191	1-Jul-36	2,472.25		1,578.46

192	1-Aug-36	2,472.25		1,578.46
193	1-Sep-36	2,472.25		1,625.81
194	1-Oct-36	2,472.25		1,625.81
195	1-Nov-36	2,472.25		1,625.81
196	1-Dec-36	2,472.25		1,625.81
197	1-Jan-37	2,472.25		1,625.81
198	1-Feb-37	2,472.25		1,625.81
199	1-Mar-37	2,472.25		1,625.81
200	1-Apr-37	2,472.25		1,625.81
201	1-May-37	2,472.25		1,625.81
202	1-Jun-37	2,546.41		1,625.81
203	1-Jul-37	2,546.41		1,625.81
204	1-Aug-37	2,546.41		1,625.81
205	1-Sep-37	2,546.41		1,674.59
206	1-Oct-37	2,546.41		1,674.59
207	1-Nov-37	2,546.41		1,674.59
208	1-Dec-37	2,546.41		1,674.59
209	1-Jan-38	2,546.41		1,674.59
210	1-Feb-38	2,546.41		1,674.59
211	1-Mar-38	2,546.41		1,674.59
212	1-Apr-38	2,546.41		1,674.59
213	1-May-38	2,546.41		1,674.59
214	1-Jun-38	2,622.81		1,674.59
215	1-Jul-38	2,622.81		1,674.59
216	1-Aug-38	2,622.81		1,674.59
217	1-Sep-38	2,622.81		1,724.82
218	1-Oct-38	2,622.81		1,724.82
219	1-Nov-38	2,622.81		1,724.82
220	1-Dec-38	2,622.81		1,724.82
221	1-Jan-39	2,622.81		1,724.82
222	1-Feb-39	2,622.81		1,724.82
223	1-Mar-39	2,622.81		1,724.82
224	1-Apr-39	2,622.81		1,724.82
225	1-May-39	2,622.81		1,724.82
226	1-Jun-39	2,701.49		1,724.82
227	1-Jul-39	2,701.49		1,724.82
228	1-Aug-39	2,701.49		1,724.82
229	1-Sep-39	2,701.49		1,776.57
230	1-Oct-39	2,701.49		1,776.57

231	1-Nov-39	2,701.49		1,776.57
232	1-Dec-39	2,701.49		1,776.57
233	1-Jan-40	2,701.49		1,776.57

Option Period 1:

234	1-Feb-40	2,701.49		1,776.57
235	1-Mar-40	2,701.49		1,776.57
236	1-Apr-40	2,701.49		1,776.57
237	1-May-40	2,701.49		1,776.57
238	1-Jun-40	2,782.53		1,776.57
239	1-Jul-40	2,782.53		1,776.57
240	1-Aug-40	2,782.53		1,776.57
241	1-Sep-40	*2,782.53*		1,829.86
242	1-Oct-40	*2,782.53*		*1,829.86*
243	1-Nov-40	*2,782.53*		*1,829.86*
244	1-Dec-40	*2,782.53*		*1,829.86*
245	1-Jan-41	*2,782.53*		*1,829.86*
246	1-Feb-41	*2,782.53*		*1,829.86*
247	1-Mar-41	*2,782.53*		*1,829.86*
248	1-Apr-41	*2,782.53*		*1,829.86*
249	1-May-41	*2,782.53*		*1,829.86*
250	1-Jun-41	2,866.01		*1,829.86*
251	1-Jul-41	*2,866.01*		1,829.86
252	1-Aug-41	*2,866.01*		1,829.86
253	1-Sep-41	*2,866.01*		1,884.76
254	1-Oct-41	*2,866.01*		1,884.76
255	1-Nov-41	*2,866.01*		1,884.76
256	1-Dec-41	*2,866.01*		1,884.76
257	1-Jan-42	*2,866.01*		1,884.76
258	1-Feb-42	*2,866.01*		1,884.76
259	1-Mar-42	*2,866.01*		1,884.76
260	1-Apr-42	*2,866.01*		1,884.76
261	1-May-42	*2,866.01*		1,884.76
262	1-Jun-42	2,951.99		1,884.76
263	1-Jul-42	*2,951.99*		1,884.76
264	1-Aug-42	*2,951.99*		1,884.76
265	1-Sep-42	*2,951.99*		1,941.30
266	1-Oct-42	*2,951.99*		1,941.30

267	1-Nov-42	*2,951.99*		1,941.30
268	1-Dec-42	*2,951.99*		1,941.30
269	1-Jan-43	*2,951.99*		1,941.30
270	1-Feb-43	*2,951.99*		1,941.30
271	1-Mar-43	*2,951.99*		1,941.30
272	1-Apr-43	*2,951.99*		1,941.30
273	1-May-43	*2,951.99*		1,941.30
274	1-Jun-43	3,040.55		1,941.30
275	1-Jul-43	*3,040.55*		1,941.30
276	1-Aug-43	*3,040.55*		1,941.30
277	1-Sep-43	*3,040.55*		1,999.54
278	1-Oct-43	*3,040.55*		1,999.54
279	1-Nov-43	*3,040.55*		1,999.54
280	1-Dec-43	*3,040.55*		1,999.54
281	1-Jan-44	*3,040.55*		1,999.54
282	1-Feb-44	*3,040.55*		1,999.54
283	1-Mar-44	*3,040.55*		1,999.54
284	1-Apr-44	*3,040.55*		1,999.54
285	1-May-44	*3,040.55*		1,999.54
286	1-Jun-44	3,131.77		1,999.54
287	1-Jul-44	*3,131.77*		1,999.54
288	1-Aug-44	*3,131.77*		1,999.54
289	1-Sep-44	*3,131.77*		2,059.53
290	1-Oct-44	*3,131.77*		2,059.53
291	1-Nov-44	*3,131.77*		2,059.53
292	1-Dec-44	*3,131.77*		2,059.53
293	1-Jan-45	*3,131.77*		2,059.53

Option Period 2:

294	1-Feb-45	*3,131.77*		2,059.53
295	1-Mar-45	*3,131.77*		2,059.53
296	1-Apr-45	*3,131.77*		2,059.53
297	1-May-45	*3,131.77*		2,059.53
298	1-Jun-45	3,225.72		2,059.53
299	1-Jul-45	*3,225.72*		2,059.53
300	1-Aug-45	*3,225.72*		2,059.53
301	1-Sep-45	3,225.72		2,121.31
302	1-Oct-45	3,225.72		2,121.31

303	1-Nov-45	3,225.72		2,121.31
304	1-Dec-45	3,225.72		2,121.31
305	1-Jan-46	3,225.72		2,121.31
306	1-Feb-46	3,225.72		2,121.31
307	1-Mar-46	3,225.72		2,121.31
308	1-Apr-46	3,225.72		2,121.31
309	1-May-46	3,225.72		2,121.31
310	1-Jun-46	3,322.49		2,121.31
311	1-Jul-46	3,322.49		2,121.31
312	1-Aug-46	3,322.49		2,121.31
313	1-Sep-46	3,322.49		2,184.95
314	1-Oct-46	3,322.49		2,184.95
315	1-Nov-46	3,322.49		2,184.95
316	1-Dec-46	3,322.49		2,184.95
317	1-Jan-47	3,322.49		2,184.95
318	1-Feb-47	3,322.49		2,184.95
319	1-Mar-47	3,322.49		2,184.95
320	1-Apr-47	3,322.49		2,184.95
321	1-May-47	3,322.49		2,184.95
322	1-Jun-47	3,422.17		2,184.95
323	1-Jul-47	3,422.17		2,184.95
324	1-Aug-47	3,422.17		2,184.95
325	1-Sep-47	3,422.17		2,250.50
326	1-Oct-47	3,422.17		2,250.50
327	1-Nov-47	3,422.17		2,250.50
328	1-Dec-47	3,422.17		2,250.50
329	1-Jan-48	3,422.17		2,250.50
330	1-Feb-48	3,422.17		2,250.50
331	1-Mar-48	3,422.17		2,250.50
332	1-Apr-48	3,422.17		2,250.50
333	1-May-48	3,422.17		2,250.50
334	1-Jun-48	3,524.83		2,250.50
335	1-Jul-48	3,524.83		2,250.50
336	1-Aug-48	3,524.83		2,250.50
337	1-Sep-48	3,524.83		2,318.02
338	1-Oct-48	3,524.83		2,318.02
339	1-Nov-48	3,524.83		2,318.02
340	1-Dec-48	3,524.83		2,318.02
341	1-Jan-49	3,524.83		2,318.02

342	1-Feb-49	3,524.83		2,318.02
343	1-Mar-49	3,524.83		2,318.02
344	1-Apr-49	3,524.83		2,318.02
345	1-May-49	3,524.83		2,318.02
346	1-Jun-49	3,630.58		2,318.02
347	1-Jul-49	3,630.58		2,318.02
348	1-Aug-49	3,630.58		2,318.02
349	1-Sep-49	3,630.58		2,387.56
350	1-Oct-49	3,630.58		2,387.56
351	1-Nov-49	3,630.58		2,387.56
352	1-Dec-49	3,630.58		2,387.56
353	1-Jan-50	3,630.58		2,387.56

Exhibit 2 – Plans


Expansion
(60 x 42)

Exhibit 3 - Expansion Budget

Landlord Funded Construction Costs:

Nexus Greenhouse Package (1 x 42 x 120)	15,212
Nexus Package Installation	15,709
Concrete slab	14,150
Concrete 6 columns	3,000
Spray Foam 1.5" Closed Cell	9,880
Plumbing - 4 floor drains, 1 sink, gas line	14,000
Electrical	10,000
HVAC (mechanical)	25,000
Overhead, Rental Equipment,	12,350
Framing	22,000
Contingency/Development Fee	10,000
Total	151,301